INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and LOOMIS, SAYLES & COMPANY, L.P., a limited partnership organized under the laws of the state of Delaware and having its principal place of business in Boston, Massachusetts ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to

Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the "SEC")) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers or other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. Adviser and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests of Adviser and its representatives and provide access to all books, records and accounts necessary to the audit. If Adviser identifies a material weakness or significant deficiency relating to the services provided by Subadviser, Adviser will promptly communicate the nature of the material weakness or significant deficiency identified, and Subadviser shall communicate to Adviser the planned corrective action, the timing to complete remediation, and confirmation upon completion of the corrective action.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to Adviser in the preparation of any regulatory filings and required disclosures relating to any of the Fund

Accounts, as requested by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund;

(ii)it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify Adviser as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a copy of such plan, redacted as Subadviser deems appropriate and necessary so long as the salient details of the plan are provided to enable Adviser to assess the plan, upon request by Adviser. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide reports containing such testing results to Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;

(iii)this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2);

(vi)Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Adviser at least annually;

(ix)Subadviser will notify Adviser of any assignment (as defined in the 1940 Act) of this Agreement or change of control of Subadviser or change in the membership of Subadviser's partnership, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach-Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; (xi) Subadviser takes appropriate measures to meet the Federal Financial Institutions Examination Council's information security guidelines applicable to customer information; and (xii) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement, Assignment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law"). No assignment, as that term is defined in the Advisers Act, of this Agreement may be made by Subadviser without the Adviser's consent.

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that Subadviser shall notify Adviser of such regulatory or ordinary course request, prior to the provision of such information so as to allow Adviser to respond appropriately.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose

Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Subadviser agrees that it will promptly notify Adviser in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide written notice as soon as practicable to Adviser of any material changes in its insurance policies or insurance coverage, or if any material claims have been made on its insurance policies.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the services to any other entity, including any entity affiliated with it, without written permission from Adviser. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer
Subadviser:	Notices of capital additions and withdrawals must be sent to
pczekanski@loomissayles.com and cash@loomissayles.com.

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

Attn: Lauren B. Pitalis

Vice President

T:617-346-9894 With copies to:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

Attn: General Counsel

T:800-343-2029

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

[Signature page follows.]

IN WITNESS WHEREOF, Adviser and Subadviser have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

LOOMIS, SAYLES & COMPANY, L.P.

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:

Name:

Title:

SCHEDULE A

Growth Fund

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in Boston, Massachusetts ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to

Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the "SEC")) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. Adviser and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests of Adviser and its representatives and provide access to all books, records and accounts necessary to the audit. If Adviser identifies a material weakness or significant deficiency relating to the services provided by Subadviser, Adviser will promptly communicate the nature of the material weakness or significant deficiency identified, and Subadviser shall communicate to Adviser the planned corrective action, the timing to complete remediation, and confirmation upon completion of the corrective action.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to Adviser in the preparation of any routine regulatory filings and required disclosures relating to any of the Fund

Accounts, as requested by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund;

(ii)it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify Adviser as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a copy of such plan upon request by Adviser. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide reports containing such testing results to Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;

(iii)this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2);

(vi)Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Adviser at least annually;

(ix)Subadviser will notify Adviser of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach-Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; (xi) Subadviser takes appropriate measures to meet the Federal Financial Institutions Examination Council's information security guidelines applicable to customer information; and

(xii)Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by not less than thirty (30) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law").

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with

Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that Subadviser shall notify Adviser of such regulatory or ordinary course request, prior to the provision of such information so as to allow Adviser to respond appropriately.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Subadviser agrees that it will promptly notify Adviser in the event that Subadviser or any of its affiliates becomes the subject of an administrative proceeding or enforcement action, with respect to the subadvisory services it performs to the Trust pursuant to this Agreement, by the SEC or other regulatory body with applicable jurisdiction.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide prior written notice to Adviser of any material changes in its insurance policies or insurance coverage, or if any material claims will be made on its insurance policies.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the services to any other entity, including any entity affiliated with it, without written permission from Adviser. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer
Subadviser:	Massachusetts Financial Services Company
111 Huntington Avenue
Boston, MA 02199
Attention: Legal Department
Email: InstitutionalClientService@mfs.com

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, Adviser and Subadviser have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:

Name:

Title:

SCHEDULE A

World Growth Fund

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and WELLINGTON MANAGEMENT COMPANY LLP, a limited liability partnership organized under the laws of the state of Delaware and having its principal place of business in Boston, Massachusetts ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the diversification requirements of Section 851(b)(2) of Subchapter M of the Internal Revenue Code of 1986, as amended, (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker- dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous in accordance with Subadviser's Policy and Procedures on Order Execution.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the

Securities and Exchange Commission (the "SEC")) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, and in accordance with its Pricing Policies and Procedures, as may be amended from time to time, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. A copy of the Subadviser's Pricing Policies and Procedures are available upon request. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations that the Subadviser is not the official pricing agent with respect to the Account, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. Adviser and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. Any examination or audit of the Subdvisor performed by the Adviser, or its external auditors, shall be confined to those matters reasonably relating to the services provided by the Subadviser to the Adviser. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests of Adviser and its representatives and provide access to all books, records and accounts necessary to the audit. If Adviser identifies what it believes to be a material weakness or significant deficiency relating to the services provided by Subadviser, the parties will confer and discuss appropriate remediation if any.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to Adviser in the preparation of any regulatory filings and required disclosures relating to any of the Fund Accounts, as requested by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Adviser agrees that Subadviser will not be responsible or liable for failing to vote any proxies where it has not received the proxies or related shareholder communications. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify Adviser as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a detailed summary of such plan containing salient details to permit Adviser to assess the plan or make a copy of such plan available for review on Subadviser's premises upon request by Adviser. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall share such testing results with Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;

(iii)this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2);

(vi)Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with electronic access to a copy of its Form ADV and promptly will furnish a copy (or provide electronic access to a copy) of all amendments to Adviser upon request; (ix) Subadviser will notify Adviser of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach- Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; (xi) Subadviser takes appropriate measures to meet the Federal Financial Institutions Examination Council's information security guidelines applicable to customer information;

(xii)Subadviser will notify the Adviser of any additions to or withdrawals of partners of the Subadviser within a reasonable time after such additions or withdrawals; (xiii) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise;

(iii)each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law").

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that Subadviser shall notify Adviser of such regulatory or ordinary course request, prior to the provision of such information so as to allow Adviser to respond appropriately.

The Adviser agrees not to make use of the investment decisions or recommendations of Subadviser, other than with respect to the Account and in order to fulfill the Adviser's or Fund's reporting obligations under applicable laws and regulations, without the written consent of Subadviser. In addition, each party shall use its best efforts to ensure that any of its agents or affiliates who may gain access to the confidential information of the other party shall be made aware of its proprietary nature and shall likewise treat it as confidential.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such

Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Subadviser agrees that it will promptly notify Adviser in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide prompt written notice to Adviser of any material adverse changes in its insurance policies or insurance coverage.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may engage any of its affiliates to assist it with providing its services under this Agreement (including affiliates outside of the United States) in accordance with applicable laws and regulations. Subadviser will provide Adviser with advanced written notice before engaging any of its affiliates to provide portfolio management services. Furthermore, Subadviser may employ third party agents to perform any administrative or ancillary services, including security and cash reconciliation, portfolio pricing and corporate action processing, required to enable Subadviser to perform the services under this Agreement. Subadviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of any affiliates or agents. Subadviser may utilize unaffiliated third-party data service providers in effecting compliance with the Investment Guidelines and/or Client Instructions, and Subadviser shall not be held responsible for any losses resulting from non-compliance with the Investment Guidelines or Client Instructions where Subadviser has reasonably relied on information provided by third-party data service providers.

Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

(i)Class Actions and Other Legal Proceedings. Subadviser will not compile or file claims or take any related actions on behalf of the Client in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Account. Sub Adviser shall provide factual information in its possession or provide such other assistance as the Client may reasonably request.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer
Subadviser:	Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210
Attention: Legal and Compliance
Fax No: +1-617-790-7760

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR

ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature page follows]

IN WITNESS WHEREOF, Adviser and Subadviser have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

WELLINGTON MANAGEMENT COMPANY LLP

By:

Name:

Title:

SCHEDULE A

Science & Technology Fund

Small Cap Stock Fund

International Fund

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and THE RENAISSANCE GROUP LLC D.B.A. RENAISSANCE INVESTMENT MANAGEMENT, a Limited Liability Company organized under the laws of the state of Delaware and having its principal place of business in Covington, Kentucky ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the "SEC")) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. Adviser and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests of Adviser and its representatives and provide access to all books, records and accounts necessary to the audit. If Adviser identifies a material weakness or significant deficiency relating to the services provided by Subadviser, Adviser will promptly communicate the nature of the material weakness or significant deficiency identified, and Subadviser shall communicate to Adviser the planned corrective action, the timing to complete remediation, and confirmation upon completion of the corrective action.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to Adviser in the preparation of any regulatory filings and required disclosures relating to any of the Fund Accounts, as requested by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund;

(ii)it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify Adviser as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a copy of such plan upon request by Adviser. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide reports containing such testing results to Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;

(iii)this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2);

(vi)Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Adviser at least annually;

(ix)Subadviser will notify Adviser of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach-Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; (xi) Subadviser takes appropriate measures to meet the Federal Financial Institutions Examination Council's information security guidelines applicable to customer information; and

(xii)Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law").

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that Subadviser shall notify Adviser of such regulatory or ordinary course request, prior to the provision of such information so as to allow Adviser to respond appropriately.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Subadviser agrees that it will promptly notify Adviser in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide prior written notice to Adviser of any material changes in its insurance policies or insurance coverage, or if any material claims will be made on its insurance policies.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the services to any other entity, including any entity affiliated with it, without written permission from Adviser. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer
Subadviser:	The Renaissance Group LLC d.b.a. Renaissance Investment Management
50 E. RiverCenter Blvd., Suite 1200
Covington, KY 41011

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, Adviser and Subadviser have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

THE RENAISSANCE GROUP LLC D.B.A. RENAISSANCE INVESTMENT MANAGEMENT

By:

Name: Sudhir Warrier

Title: Senior Partner and COO

SCHEDULE A

Growth Fund

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and Granahan Investment Management, a Sub chapter S corporation under the laws of the state of Massachusetts and having its principal place of business in Waltham, MA ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to

Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the "SEC")) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. Adviser and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests of Adviser and its representatives and provide access to all books, records and accounts necessary to the audit. If Adviser identifies a material weakness or significant deficiency relating to the services provided by Subadviser, Adviser will promptly communicate the nature of the material weakness or significant deficiency identified, and Subadviser shall communicate to Adviser the planned corrective action, the timing to complete remediation, and confirmation upon completion of the corrective action.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to Adviser in the preparation of any regulatory filings and required disclosures relating to any of the Fund

Accounts, as requested by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund;

(ii)it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify Adviser as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a copy of such plan upon request by Adviser. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide reports containing such testing results to Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company

(or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;

(iii)this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2);

(vi)Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Adviser at least annually;

(ix)Subadviser will notify Adviser of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach-Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; (xi) Subadviser takes appropriate measures to meet the Federal Financial Institutions Examination Council's information security guidelines applicable to customer information; and

(xii)Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law").

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that Subadviser shall notify Adviser of such regulatory or ordinary course request, prior to the provision of such information so as to allow Adviser to respond appropriately.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Subadviser agrees that it will promptly notify Adviser in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide prior written notice to Adviser of any material changes in its insurance policies or insurance coverage, or if any material claims will be made on its insurance policies.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the services to any other entity, including any entity affiliated with it, without written permission from Adviser. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer
Subadviser:	Granahan Investment Management, Inc
Suite 460
404 Wyman St.
Waltham, MA 02451

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940

Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, Adviser and Subadviser have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

GRANAHAN INVESTMENT MANAGEMENT, INC.

By:

Name: Jane M. White

Title: President and CEO

SCHEDULE A

Small Cap Stock Fund

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and BRANDES INVESTMENT PARTNERS, L.P., a limited partnership organized under the laws of the state of Delaware and having its principal place of business in San Diego, California ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

For the avoidance of doubt, Subadviser shall not have the responsibility for or discretionary authority over the investment of the Fund's daily uninvested cash in any cash management or short-term vehicle utilized for the investment of such uninvested cash in the Fund.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the "SEC")) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. Adviser and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests of Adviser and its representatives and provide access to all books, records and accounts necessary to the audit. If Adviser identifies a material weakness or significant deficiency relating to the services provided by Subadviser, Adviser will promptly communicate the nature of the material weakness or significant deficiency identified, and

Subadviser shall communicate to Adviser the planned corrective action, the timing to complete remediation, and confirmation upon completion of the corrective action.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to Adviser in the preparation of any regulatory filings and required disclosures relating to any of the Fund Accounts, as requested by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund;

(ii)it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify Adviser as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and upon request by Adviser shall make such plan available for the Adviser to review at the Subadviser's premises or provide a detailed summary of such plan containing salient details to permit Adviser to assess the plan. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide a summary of its disaster recovery and business continuity testing results to Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;

(iii)this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2);

(vi)Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Adviser at least annually;

(ix)Subadviser will notify Adviser of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach-Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; and (xi) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the

Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

(c)Under no circumstances shall either party hereto be liable to the other for special, punitive or consequential damages, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law").

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that either party receiving such a regulatory or ordinary course request shall notify the other party of such regulatory or ordinary course request, prior to the provision of such information so as to allow the other party to respond appropriately.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of

Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Each party agrees that it will promptly notify the other in the event that: (i) the party becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of the party's knowledge, any direct affiliate of such party becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that such party reasonably expects could have a material adverse effect upon the ability of the party to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide prior written notice to Adviser of any material changes in its insurance policies or insurance coverage, or if any material claims will be made on its insurance policies.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the services to any other entity, including any entity affiliated with it, without written permission from Adviser. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer

Subadviser:	Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 600
San Diego, CA 92130
Attention: General Counsel

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, Adviser and Subadviser have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

BRANDES INVESTMENT PARTNERS, L.P.

By:

Name:

Title:

SCHEDULE A

Emerging Markets Fund

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and LAZARD ASSET MANAGEMENT LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in New York, NY ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may reasonably determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the "SEC")) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f) Report on Internal Controls; Audit. Upon request of the Adviser, Subadvsier will provide a copy of its most-recently completed SOC 1 Reporting on Controls ("SOC 1"). In the event a recent SOC 1 (or a suitable substitute) is not available, Adviser reserves the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit

(g)Compliance Matters. Subadviser will provide reasonable assistance to Adviser in the preparation of any regulatory filings and required disclosures relating to any of the Fund Accounts, as requested by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall

(i)cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) reasonably cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund;

(ii)it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, and subject to Subadviser's timely receipt of ballots, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX.

(j)Business Continuity. Subadviser shall maintain a disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a copy of such plan upon request by Adviser. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide reports containing such testing results to Adviser upon request of Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;

(iii)this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2);

(vi)Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Adviser at least annually;

(ix)Subadviser will notify Adviser of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; and (x) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law").

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that either party receiving such a regulatory or ordinary course request shall notify the other party of such regulatory or ordinary course request, prior to the provision of such information so as to allow the other party to respond appropriately.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Subadviser agrees that it will promptly notify Adviser in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide prompt written notice to Adviser of any material adverse changes in its insurance policies or insurance coverage.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the investment management services to any other entity, including any entity affiliated with it, without written permission from Adviser. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer
Subadviser:	Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112
Attention: General Counsel

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, Adviser and Subadviser have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

LAZARD ASSET MANAGEMENT LLC

By:

Name: Nathan Paul

Title: Chief Business Officer

SCHEDULE A

Emerging Markets Fund

International Fund

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and CLARIVEST ASSET MANAGEMENT LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in San Diego, California ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to

Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the "SEC")) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. Adviser and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests of Adviser and its representatives and provide access to all books, records and accounts necessary to the audit. If Adviser identifies a material weakness or significant deficiency relating to the services provided by Subadviser, Adviser will promptly communicate the nature of the material weakness or significant deficiency identified, and Subadviser shall communicate to Adviser the planned corrective action, the timing to complete remediation, and confirmation upon completion of the corrective action.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to Adviser in the preparation of any regulatory filings and required disclosures relating to any of the Fund

Accounts, as requested by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund;

(ii)it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX. Subadviser is not responsible for acting or advising the Fund or Adviser regarding any legal proceedings, including bankruptcies or class actions, involving the securities held in a Fund Account and the issuers of those securities, but will provide reasonable assistance with any requests for information in its possession that are related to legal actions associated with such securities and issuers.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify Adviser as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a summary of such plan upon request by Adviser. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide reports containing such testing results to Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if (i) it provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;

(iii)this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2);

(vi)Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Adviser at least annually, provided that Subadviser may furnish a copy electronically online or by email; (ix) Subadviser will notify Adviser of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach- Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; (xi) Subadviser takes appropriate measures to meet the Federal Financial Institutions Examination Council's information security guidelines applicable to customer information; and (xii) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the

Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law").

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that Subadviser shall notify Adviser of such regulatory or ordinary course request, prior to the provision of such information so as to allow Adviser to respond appropriately. Moreover, each party shall be permitted to disclose confidential information received hereunder as necessary to broker-dealers, for the purpose of efficient trading and receipt of relevant research, and attorneys, auditors, and other service providers who have a need to know such information and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or agreement.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of

Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Subadviser agrees that it will promptly notify Adviser in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide prior written notice to Adviser of any material changes in its insurance policies or insurance coverage, or if any material claims will be made on its insurance policies.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the investment management services to any other entity, including any entity affiliated with it, without written permission from Adviser. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer

Subadviser:

ClariVest Asset Management LLC

3611 Valley Centre Drive, Suite 100

San Diego, CA 92130

Facsimile No.: (858) 480-2441

Attention: General Counsel, Chief Compliance Officer

e-mail: compliance@clarivest.com

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, Adviser and Subadviser have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

CLARIVEST ASSET MANAGEMENT LLC

By:

Name: Tiffany A. Ayres

Title: Executive Vice President, General Counsel, CCO

SCHEDULE A

Small Cap Stock Fund

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and NORTHERN TRUST INVESTMENTS, INC. an Illinois bank with trust powers organized under the laws of the state of Illinois and having its principal place of business in Chicago, IL ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time

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to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to

NTAC:3NS-20

Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Subject to applicable legal and regulatory requirements, including the terms of any applicable exemptive relief granted by the Securities and Exchange Commission (the "SEC"), Subadviser may, unless instructed otherwise by the Board or Adviser, (i) invest cash balances in shares of money market funds advised by NTI and/or (ii) purchase securities issued by an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) of NTI if such securities are included in the index that a Fund's performance seeks to match

NTAC:3NS-20

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. Adviser and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests of Adviser and its representatives and provide access to all books, records and accounts necessary to the audit. If Adviser

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identifies a material weakness or significant deficiency relating to the services provided by Subadviser, Adviser will promptly communicate the nature of the material weakness or significant deficiency identified, and Subadviser shall communicate to Adviser the planned corrective action, the timing to complete remediation, and confirmation upon completion of the corrective action.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to Adviser in the preparation of any regulatory filings and required disclosures relating to any of the Fund Accounts, as requested by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund;

(ii)it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify Adviser as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a copy of such plan upon request by Adviser. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide reports containing such testing results to Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such

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fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise;

(iii)this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2);

(vi)Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with a copy of its Form ADV Parts 2A and 2B, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will make available upon request a copy of all amendments to Adviser; (ix) Subadviser will notify Adviser of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach-Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; (xi) Subadviser takes appropriate measures to meet the Federal Financial Institutions Examination Council's information security guidelines applicable to customer information; and (xii) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements

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thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

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(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law").

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

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9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that Subadviser shall notify Adviser of such regulatory or ordinary course request, prior to the provision of such information so as to allow Adviser to respond appropriately.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

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(e)Notifications. Subadviser agrees that it will promptly notify Adviser in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide prompt written notice to Adviser of any material adverse changes in its insurance policies or insurance coverage.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the services to any other entity, including any entity affiliated with it, without written permission from Adviser. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer
Subadviser:	Northern Trust Investments, Inc.
50 S. LaSalle St.
Chicago, IL 60603
Attention: Gregory Shade – M-22

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

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(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, Adviser and Subadviser have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

NORTHERN TRUST INVESTMENTS, INC.

By:

Name:

Title:

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SCHEDULE A

Growth and Tax Strategy Fund

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INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of the 1st day of July, 2019, (the "Effective Date") between VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principal place of business in Brooklyn, Ohio, ("Adviser") and EPOCH INVESTMENT PARTNERS, INC., a corporation organized under the laws of the state of Delaware and having its principal place of business in New York City, New York ("Subadviser").

WHEREAS, Adviser serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the "Trust") and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, under its Investment Advisory Agreement with the Trust ("Investment Advisory Agreement"), Adviser is authorized to appoint subadvisers for series of the Trust (each a "Fund", or collectively the "Funds"); and

WHEREAS, Adviser wishes to retain Subadviser to render investment advisory services to such Fund (or portions thereof) as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such Fund or portion thereof referred to herein as a Fund Account and, collectively, as the Fund Accounts); and

WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and Adviser upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1.Appointment of Subadviser. Adviser hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way or otherwise be deemed an agent of the Trust or Adviser except as expressly authorized in this Agreement or another writing by the Trust, Adviser and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of Subadviser.

(a)Authority to Invest. Subject to the control and supervision of Adviser and the Trust's Board of Trustees (the "Board"), Subadviser, at its own expense, shall have full discretion to manage, supervise, and direct the investment and reinvestment of Fund Accounts allocated to it by Adviser from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that Adviser has the right to allocate and reallocate such assets to a Fund Account at any time. Adviser shall provide Subadviser with reasonable written notice of such allocations and reallocations. Subadviser shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in the then current Prospectus and Statement of Additional Information ("SAI") for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to Adviser, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, Subadviser shall provide investment advice only with respect to the discrete portion of the Fund's portfolio allocated to it by Adviser from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from Adviser.

In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and SAI of each Fund, (iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or Adviser reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of Adviser. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. Adviser shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto, and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. Adviser shall provide Subadviser with prior written notice of any material changes to a Fund's Prospectus and SAI or the Trust's compliance procedures and other policies, procedures or guidelines that would affect Subadviser's management of a Fund Account.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the best execution available, bearing in mind each Fund's best interests at all times, Subadviser shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker- dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to

Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or Adviser may direct Subadviser in writing, subject to Subadviser's agreement and its reasonable belief that it can seek to obtain best execution in following such direction, to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

Subadviser may not consult with any other subadviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including a Fund, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and Adviser.

Notwithstanding the foregoing, Subadviser agrees that Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with Adviser. Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of Adviser to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission (the "SEC")) of Subadviser, except as permitted under the 1940 Act. Adviser agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with Adviser or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c)Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of Adviser, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d)Valuation. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund accounts subadvised by Subadviser for which market quotes are not readily available, Subadviser, at its expense, will provide reasonable assistance to Adviser regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act. The parties acknowledge that Adviser is responsible for final pricing determinations and calculations, and that Subadviser will take such reasonable steps as necessary to assist Adviser in reaching such pricing determinations for Fund Account securities. Subadviser also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify Adviser immediately of the occurrence of any such events.

(e)Reports and Availability of Personnel. Subadviser, at its expense, shall render to the Board and Adviser such periodic and special reports as the Board and Adviser may reasonably request in writing with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and Adviser regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

(f)Audit. Adviser and its representatives shall have the right, at its own expense, to conduct an audit of the relevant books, records and accounts pertaining to the performance of the services under this Agreement, and to obtain copies of such books and records as it may reasonably request in writing in connection with such audit, during normal business hours, upon giving reasonable notice of its intent to conduct such an audit. In the event of such an audit, Subadviser, at its expense, shall comply with the reasonable requests in writing of the Adviser and its representatives and provide access to all books, records and accounts necessary to the audit. If Adviser identifies a material weakness or significant deficiency relating to the services provided by Subadviser, Adviser will promptly communicate the nature of the material weakness or significant deficiency identified, and Subadviser shall communicate to Adviser the planned corrective action, the timing to complete remediation, and confirmation upon completion of the corrective action.

(g)Compliance Matters. Subadviser, at its expense, will provide reasonable assistance to Adviser in the preparation of any regulatory filings and required disclosures relating to any of the Fund Accounts, as requested in writing by Adviser from time to time, and will provide Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. At its expense, Subadviser also shall (i) cooperate with and provide reasonable assistance to Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and Adviser, (ii) keep all such persons fully informed as to such matters as Subadviser may reasonably deem necessary to the performance of their obligations to the Trust and Adviser, (iii) provide prompt responses to reasonable requests in writing made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information, and (iv) cooperate promptly with any regulatory or compliance examinations or inspections (including information requests) relating to the Trust.

(h)Books and Records. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or Adviser any such records (or copies of such records) upon the Fund's or Adviser's request in writing; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

(i)Proxies. Unless the Board or Adviser gives Subadviser written instructions to the contrary, Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Funds' shareholders and in a manner consistent with the Subadviser's procedures in effect at the time, direct the Fund's custodian as to how to vote all proxies in connection with any matters submitted to a vote of shareholders of securities in which a Fund Account may be invested. Subadviser shall provide disclosure regarding its proxy voting policies and procedures for inclusion in the Funds' registration statement on Form N-l A and shall report in a timely manner a record of all proxies voted in such form and format that permits the Funds to comply with the requirements of Form N-PX.

(j)Security. Subadviser shall protect against unauthorized access to or use of shareholder information that could result in substantial harm or inconvenience to any shareholder. Subadviser agrees to notify Adviser as soon as possible of any information security breach or acquisition of shareholder information by an unauthorized person, and agrees to comply with all applicable data breach notice requirements applicable to customer nonpublic personal information. In addition, Subadviser shall maintain a comprehensive disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards, and shall provide a copy of such plan upon request in writing by Adviser. Subadviser shall conduct testing on its disaster recovery and business continuity plan not less than annually, and shall provide reports containing such testing results to Adviser.

3.Advisory Fee. Adviser shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within fifteen (15) business days after the end of such month. Adviser (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

Subadviser agrees that if it in the future (i) provides investment advisory services substantially similar to the services provided to a Fund Account to any other registered, open-end management investment company (or series thereof) with a substantially similar investment mandate and with assets under management equal to or less than the assets of the Fund Account under management by Subadviser (the Substantially Similar Services) and (ii) Subadviser charges a lower fee for providing the Substantially Similar Services than it charges with respect to the Fund Account, then Subadviser shall reduce its fee with respect to the Fund Account so that it is equal to or less than the fee charged for providing the Substantially Similar Services on a going forward basis starting immediately.

4.Representations And Warranties.

(a)Subadviser. Subadviser represents and warrants to Adviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to Adviser, and, with respect to such persons, Subadviser shall furnish to Adviser all reports and information provided under Rule 17j-1(c)(2); (vi) Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Subadviser will promptly notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to Adviser at least annually; (ix) Subadviser will notify Adviser of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; (x) Subadviser takes appropriate measures to comply with section 501(b) of the Gramm-Leach-Bliley Act and other laws and regulations applicable to the security and confidentiality of nonpublic personal information; (xi) Subadviser takes appropriate measures to meet the Federal Financial Institutions Examination Council's information security guidelines applicable to customer information; and (xii) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

(b)Adviser. Adviser represents and warrants to Subadviser that (i) the retention of Subadviser by Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and Adviser and when executed and delivered by Adviser will be a legal, valid and binding obligation of the Trust and Adviser, enforceable against the Trust and Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Adviser is registered as an investment adviser under the Advisers Act; (v) Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Adviser will promptly notify Subadviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) Adviser and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund's shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a)Subadviser. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, Adviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, Adviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to Adviser or the Trust by Subadviser Indemnities (as defined below) for use therein. Subadviser shall indemnify and hold harmless the Adviser Indemnities for any and all such losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses); provided, however, that in no case is Subadviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b)Adviser. Adviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section

15of the 1933 Act) (collectively, Subadviser Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by Subadviser or Subadviser Indemnitiees in writing to Adviser or the Trust. Adviser shall indemnify and hold harmless Subadviser Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6.Duration and Termination of this Agreement. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Funds, Adviser, or Subadviser ("Independent Board Members") or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing written notice delivered or mailed by registered mail, postage prepaid, to Adviser and Subadviser.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)Adviser may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than ninety (90) days' written notice delivered in person or mailed by registered mail, postage prepaid, to Adviser.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the SEC) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Upon receipt of a notice of termination from Adviser, Subadviser shall, at the reasonable request in writing of Adviser, continue to perform the services under this Agreement, and shall cooperate with the transfer of data, records and other resources, including shareholder information and any confidential information, as instructed by Adviser. Any notice of termination served on Subadviser by Adviser shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, and notwithstanding Section 6(e), the duties of Adviser delegated to Subadviser under this Agreement automatically shall revert to Adviser. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff ("Applicable Law").

8.Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.Services Not Exclusive. The services of Subadviser to Adviser in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that Adviser may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or Adviser itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a)Access to Information. Subadviser shall, upon reasonable notice in writing, afford Adviser at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish Adviser with all relevant financial and other data and information as requested in writing; provided, however, that nothing contained herein shall obligate Subadviser to provide Adviser with access to the books and records of Subadviser relating to any other accounts other than the Funds.

(b)Confidentiality. All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives), including all shareholder information, shall be treated confidentially and as proprietary information. Each party shall provide only such confidential information as necessary for the provision of the services under this Agreement, and each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested in writing by the other party, but only to the extent authorized under applicable laws and regulations. Notwithstanding the foregoing, no approval is required in the case of routine, periodic reports required by law or regulation to be filed with a governmental or regulatory authority in the ordinary course or in the case of records and information provided to any regulator in the course of routine examinations of a party's books and records, except that Subadviser shall notify Adviser of such regulatory or ordinary course request, prior to the provision of such information so as to allow Adviser to respond appropriately.

(c)Privacy Policy. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from Adviser, if any, is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and any other laws and regulations applicable to customer nonpublic personal information, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Notwithstanding the preceding and Section 10(b), Subadviser may, upon prior written permission, disclose Adviser's and the Fund's name in marketing materials as part of a representative client list. Adviser may at any time withdraw its consent to the use and disclosure of its name and the Fund's name.

(d)Public Announcements. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e)Notifications. Subadviser agrees that it will promptly notify Adviser in the event that: (i) Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of Subadviser's knowledge, any affiliate of Subadviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that Subadviser reasonably expects could have a material adverse effect upon the ability of Subadviser to perform its duties under this Agreement.

(f)Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities, and upon written request shall provide Adviser a certificate from its insurance provider or broker evidencing proof and level of insurance. Subadviser shall provide prior written notice to Adviser of any material changes in its insurance policies or insurance coverage, or if any material claims will be made on its insurance policies.

(g)Subcontractors. Notwithstanding anything to the contrary in this Agreement, Subadviser may not subcontract or delegate all or any part of the services to any other entity, including any entity affiliated with it, without written permission from Adviser. Any such subcontract or delegation in accordance with this section, however, shall not relieve Subadviser of its responsibilities to Adviser hereunder with respect to any of the services that are subject to the subcontract or delegation.

(h)Shareholder Meeting and Other Expenses. In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or Prospectus supplement to shareholders solely due to actions involving Subadviser, including, without limitation, a change of control of Subadviser or a portfolio manager change, Subadviser shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11.Miscellaneous.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144
Attention: Chief Operating Officer
With copy to: Chief Legal Officer
Subadviser:	Epoch Investment Partners, Inc.
399 Park Avenue

New York, NY 10022

Attention: Client Management Group

With a copy to: David A. Barnett, Managing Attorney

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c)Governing Law. This Agreement shall be construed in accordance with the laws of the state of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, Adviser and Epoch Investment Partners, Inc. have caused this Agreement to be executed as of the date first set forth above.

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

EPOCH INVESTMENT PARTNERS, INC.

By:

Name: David A. Barnett

Title: Managing Attorney

SCHEDULE A

Income Stock Fund

SCHEDULE B
FEES
Rate per annum of the aggregate average
Fund Account(s)		daily net assets of the Fund Account(s)
Income Stock Fund	0.30%	on the first $600 million of assets
	0.20%	on the next $900 million of assets
	0.18%	on assets over $1.5 billion